SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e) (2)
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                          PHOENIX MULTI-PORTFOLIO FUND
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

              1) Title of each class of securities to which transaction applies:

              2)  Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              4)  Proposed maximum aggregate value of transaction:

              5)  Total fee paid: ___________

       [  ]   Fee paid previously with preliminary materials.
       [  ]   Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:


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                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       Notice of Adjourned Special Meeting
                   of Shareholders to be Held October 30, 1997


To the Shareholders:

       An Adjourned Special Meeting of Shareholders of Phoenix Multi-Portfolio Fund will be held at 827 Williams Street, Longmeadow, Massachusetts 01106, on Thursday, October 30, 1997 at 12:00 p.m. for the following purposes:

TO BE VOTED UPON ONLY BY SHAREHOLDERS OF DIVERSIFIED INCOME PORTFOLIO

         (1) To approve a new Investment Advisory Agreement providing for changes to the fees paid to the Investment Adviser;

         (2) To approve changes in fundamental policies of the Fund as follows:

                  (a) to change the investment objective of the Portfolio to maximizing current income;

                  (b) to approve revisions in the restrictions on the use of call and put options, futures contracts and related options;

                  (c) to approve the elimination of a restriction on the use of futures contracts and related options;

                  (d) to approve the elimination of restrictions on investments in the securities of issuers with a record of less than three years of continuous operations;

                  (e) to approve an increase in the limitation on the use of illiquid securities and to eliminate the prohibition on the purchase of restricted securities;

                  (f) to approve the elimination of the limitation on the use of repurchase agreements;

         (3)      To approve the adoption of a Service Fee Plan.



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       The Board of Trustees has fixed September 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


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


       Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                             By Order of the Board of Trustees,



                                             G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
October 20, 1997



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



                          PHOENIX MULTI-PORTFOLIO FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301
                              --------------------

                                 PROXY STATEMENT

               An Adjourned Special Meeting of Shareholders to be
                            Held on October 30, 1997

                                  INTRODUCTION

       The enclosed proxy is solicited by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Trust") for use at the Adjourned Special Meeting of Shareholders to be held on Thursday, October 30, 1997, and at any adjournment(s) thereof. Shareholders of record at the close of business on September 12, 1997 of Phoenix Diversified Income Portfolio (the "Fund") are entitled to notice of and to vote at the meeting or any adjourned session. As of September 12, 1997, there were in the aggregate, 636,490.926 issued and outstanding shares of the Fund, of par value of one dollar per share. Shareholders of the Fund will be entitled to one vote for each full share (and fractional vote corresponding to any fractional share) registered in his/her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.

       All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

       In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc., the Trust's investment advisers (collectively, the "Investment Advisers"), and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies, which is estimated to approximate $2,000, will be borne by the adviser or an affiliate, but not by the Fund.

       In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons


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

named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

       This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about October 20, 1997. A copy of the Fund's most recent annual report will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Votes Required

       The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the meeting. The holders of each class of shares of all series of the Fund will be voted together with respect to all Proposals, with one vote per share of the Fund. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of the Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The terms "assignment" and "interested person" as used in this Proxy Statement shall have the respective meanings provided therefor in the Investment Company Act of 1940, as amended ("1940 Act").

       If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.


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


Security Ownership of Certain Beneficial Owners and Management

       Phoenix Home Life Mutual Insurance Company owns 100% of the Fund's outstanding shares.

       On September 12, 1997, Trustees, nominees for Trustee and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.

The Investment Advisers and the Investment Advisory Agreements

       The Trust's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480 and Phoenix Realty Securities, Inc. ("PRS"), 38 Prospect Street, Hartford, Connecticut 06115-0479 (collectively, the "Advisers"). All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of PRS are owned by Phoenix Realty Group, Inc. ("Phoenix Realty"). All of the outstanding shares of Equity Planning are owned by Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). Approximately 60% of the outstanding common stock of Phoenix Duff & Phelps are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life. All of the shares of Phoenix Realty are also owned by Holdings. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06102-5056. The principal office of Phoenix Duff & Phelps is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Phoenix Realty is located 38 Prospect Street, Hartford, Connecticut 06115-0479. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

       In addition to the Fund, PIC also serves as investment adviser to all other Portfolios of Phoenix Multi-Portfolio Fund (except the Real Estate Securities Portfolio), Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (all Series other Aberdeen New Asia Series and Phoenix Real Estate Securities Series), Phoenix Strategic Equity Series Fund (all Series other than Phoenix Equity Opportunities Fund), Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), and as subadviser to SunAmerica Series Trust. PIC will also be the investment adviser to the Growth and Income Fund of the Phoenix Equity Series Fund and to the Value Equity Fund and Small Cap Value Fund of the Phoenix Investment Trust 97 which currently are in registration but are not effective. PIC has ceased as sub-adviser to American Skandia Trust Phoenix Balanced Asset Portfolio effective October 14, 1996, Chubb America Fund, Inc. effective August 28, 1997, and to JNL Series Trust effective May 1, 1997.

       As compensation for its services to Phoenix Strategic Allocation Fund, Inc., PIC is entitled to a fee, payable monthly, at the annual rate of 0.65% of the average of the aggregate daily net asset values up to $1 billion; 0.60% of such values between $1 billion and $2 billion; and 0.55% of such values in excess of $2 billion.

       As compensation for its services to each Series (other than Research Enhanced Index Series, Aberdeen New Asia Series and the Phoenix Real Estate Securities Series) of The Phoenix Edge Series Fund, PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $250,000,000 in assets, 0.40%, 0.70%, 0.50%, 0.60%, 0.75%, 0.55% and 0.75%, for
the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced Series and Strategic Theme respectively; for the next $250,000,000 in assets, 0.35%, 0.65%, 0.45%, 0.55%, 0.70%, 0.50% and 0.70%, for
those Series respectively, and for assets over $500,000,000, 0.30%, 0.60%, 0.40%, 0.50%, 0.65%, 0.45% and 0.65%, for those Series respectively. As compensation for its services to the Research Enhanced Index Series of The Phoenix Edge Series Fund, PIC is entitled to a fee, payable monthly, at the annual rate of 0.45% of the average of the aggregate daily net asset values of such Series. As compensation for its services to the Real Estate Securities Series of The Phoenix Edge Series Fund, PRS is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values as follows: 0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of $2 billion. The amounts payable to PIC and PRS are based upon the average of the values of the net assets of the Series at the close of business each day, computed in accordance with the method set forth in the Fund's Declaration of Trust. Such amounts are prorated among the appropriate Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

         As compensation for its services to each Series of Phoenix Strategic Equity Series Fund, (other than Phoenix Equity Opportunities Fund), PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1 billion in assets, 0.75% for the Strategic Theme and Small Cap Series; for the next $1 billion in assets, 0.70% for those Series, and for assets over $2 billion, 0.65% for those Series. The amounts payable to PIC are based upon the average of the values of the net assets of all of the Series at the close of business each day, computed in accordance with the Fund's Declaration of Trust. Such amounts are prorated among the Series in proportion to their respective averages of the aggregate daily net asset value for the period for which the fee had been paid.

       As compensation for its services to each Series of Phoenix Series Fund, PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1 billion in assets, 0.70%, 0.70%, 0.65%, 0.65%, 0.55%, 0.45% and
0.40% for the Growth, Aggressive Growth, Convertible, High Yield, Balanced, U.S. Government and Money Market Series respectively; for the next $1 billion in assets, 0.65%, 0.65%, 0.60%, 0.60%, 0.50%, 0.40% and 0.35% for those Series respectively, and for assets over $2 billion, 0.60%, 0.60% 0.55%, 0.55%, 0.45%, 0.35% and 0.30% for those Series respectively. The amounts payable to PIC are based upon the average of the values of the net assets of all of the Series at the close of business each day computed in accordance with the Fund's Declaration of Trust. Such amounts are prorated among the Series in proportion to their respective averages of the aggregate daily net asset value for the period for which the fee had been paid.

         As compensation for its services to Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.55%, 0.45%, 0.60%, 0.25% and 0.30% for the Balanced, Managed Bond, Growth, Money Market and U.S. Government Securities, respectively and for assets over $1 billion, 0.50%, 0.40%, 0.55%, 0.20% and 0.25% for those funds respectively.

       As compensation for its services to SunAmerica Series Trust, PIC is entitled to a monthly fee at the annual rate of 0.35% per annum of the first $50 million of the average daily net asset values of the Growth Portfolio; 0.30% per annum of the next $100 million; 0.25% per annum of the next $150 million; 0.20% per annum of the next $200 million; and 0.15% per annum thereafter.

       As of November 30, 1996, Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (all Series other than Aberdeen New Asia Series and Phoenix Real Estate Securities Series), Phoenix Strategic Equity Series Fund (all Series other than Phoenix Equity Opportunities Fund), Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), Chubb America Fund, Inc. (Balanced Portfolio), and SunAmerica Series Trust (Balanced/Phoenix Investment Counsel Portfolio and Growth/Phoenix Investment Counsel Portfolio) had assets under management of approximately $336,837,000, $2,322,204,000, $386,561,000,
$5,871,815,000, $306,006,000, $20,055,000, $69,912,000 and $183,351,000,
respectively.

       PRS serves as investment adviser to Phoenix Real Estate Equity Securities Portfolio, a Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Real Estate Securities Series, a series of The Phoenix Edge Series Fund and to Phoenix Real Estate Securities Portfolio, a portfolio of the Trust. As compensation for its services to Phoenix Real Equity Securities Portfolio, PRS is entitled to a fee, payable monthly, a base fee based on the annual rate of 0.50% of the average aggregate daily net asset value of the Portfolio. As compensation for its services to Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio, respectively, PRS is entitled to a fee, for each Series or Portfolio, payable monthly, at the annual rate of 0.75% of the average daily net asset values up to $1 billion; 0.70% of such values between $1 billion and $2 billion; and 0.65% of such values in excess of $2 billion.

       As of November 30, 1996, Phoenix Real Estate Equity Securities Portfolio, Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio had assets under management of approximately $ 0, $16,040,000 and $31,200,000, respectively.

       The directors of PIC are Michael E. Haylon, President, Philip R. McLoughlin and David R Pepin. The address of these Directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of Phoenix Duff & Phelps Corporation or of Phoenix Home Life. Mr. McLoughlin also serves as a Director of Phoenix Home Life.

       Michael E. Haylon, an officer of the Trust, is President and a director of PIC. Philip R. McLoughlin, Trustee and President of the Trust, is a Director and Chairman of PIC. David L. Albrycht, Matthew Considine, Jeanne H. Dorey, Timothy M. Heaney, William E. Keen, III, Peter S. Lannigan, David Lui, Thomas S. Melvin, Jr. and Leonard J. Saltiel, Vice Presidents of the Trust, are also officers of PIC. James D. Wehr, Senior Vice President of the Trust, is also Managing Director, Fixed Income of PIC; William R. Moyer, Vice President of the Trust, is Senior Vice President, Chief Financial Officer and Treasurer of PIC and William J. Newman, Senior Vice President of the Trust is Executive Vice President and Chief Investment Strategist of PIC.

       Michael E. Haylon, Philip R. McLoughlin and David R. Pepin are Directors of Equity Planning, PIC's parent company, which serves as national distributor of the Trust's shares. For the fiscal years ended November 30, 1994, 1995 and 1996, Equity Planning's gross commissions on sales of Trust shares totaled $3,280,959, $1,655,136, and $1,599,637, respectively. Of these gross selling commissions, $2,912,614, $1,454,880 and $1,340,722, respectively, were paid to dealers. Equity Planning also acts as financial agent of the Trust. For services in this capacity during the fiscal years ended November 30, 1994, 1995 and 1996, Equity Planning received fees of $233,476, $229,771 and $245,491, respectively.

       The directors of PRS are Robert W. Fiondella, Philip R. McLoughlin, Scott
C. Noble, Charles J. Paydos, David W. Searfoss and Dona D. Young. The address of Messrs. Fiondella, Searfoss and Ms. Young is One American Row, Hartford, Connecticut 06102-5056. The address of Mr. McLoughlin is 56 Prospect Street, Hartford, Connecticut 06115-0480. The address of Mr. Noble is 38 Prospect Street, Hartford, Connecticut 06115-0479. The address of Mr. Paydos is 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. The principal occupation of each director is that of an executive officer of Phoenix Home Life.

       Philip R. McLoughlin, an officer and Trustee of the Trust, is a director of PRS. Mr. Noble, an officer of the Trust, is an officer and director of PRS. Barbara Rubin is Vice President of the Trust and an officer of PRS.

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The Advisory Agreements

       The Investment Advisory Agreements between the Trust and PIC and between the Trust and PRS (collectively, the "Advisory Agreements") provide that PIC and PRS will serve as investment advisers to the Trust and to each portfolio of the Trust ("Portfolios") established and designated by the Trustees which, at November 30, 1996, were the Mid Cap Portfolio previously known as Capital Appreciation Portfolio, the International Portfolio, the Tax-Exempt Bond Portfolio, the Endowment Equity Portfolio, the Diversified Income Portfolio previously known as Endowment Fixed-Income Portfolio, the Emerging Markets Bond Portfolio, and the Real Estate Securities Portfolio.

       With respect to the assets of the Mid Cap, International, Tax-Exempt Bond, Endowment Equity, Diversified Income and Emerging Markets Bond Portfolios, PIC acts under an Advisory Agreement dated January 1, 1994. The shareholders of the Trust last approved the Advisory Agreement on January 31, 1994 because the Advisory Agreement provided for a revised fee structure. With respect to the assets of the Real Estate Securities Portfolio, PRS acts under an Advisory Agreement dated February 28, 1995. The shareholders of the Trust last approved the Advisory Agreement March 1, 1995 to add the Real Estate Securities Portfolio to the Advisory Agreement. The Advisory Agreements have been approved by the Trustees, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of the Advisers or of the Trust on August 25, 1993 and November 16, 1994.

       The Advisory Agreements provide that the Adviser shall furnish continuously an investment program for the specified Portfolio(s) and any additional Portfolio which becomes subject to the terms and conditions of the particular Advisory Agreement, and shall manage the investment and reinvestment of the assets of each such Portfolio subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of PIC or PRS or any of their affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The


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

Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

       Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Portfolios.

       Under the Advisory Agreements, the Advisers have agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any Portfolio (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Portfolio are then qualified for sale. Present expense limitations, to the best of the Trust's knowledge, require that each Adviser reimburse the Trust, to the extent of the compensation received by it from the Trust, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) of any Portfolio in any fiscal year exceed 2-1/2% of the first $30,000,000, 2% of the next $70,000,000, and 1-1/2 % of any excess over $100,000,000 of such
Portfolio's average net assets for such fiscal year.

       For the period from April 1, 1993 to November 30, 1997, PIC has agreed to reimburse the Trust for the amount by which the total operating expenses of the Endowment Equity Portfolio and the Diversified Income Portfolio exceed 0.85% and 0.65% of the Portfolio's average net assets, respectively. PIC has agreed to reimburse the Emerging Markets Bond Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses exceed 1.50% and 2.25%, respectively, of the average net assets for the fiscal years ended November 30, 1995, 1996 and 1997. PRS has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses exceed 1.30% and 2.05%, respectively, of the average net assets for the fiscal years ended November 30, 1995, 1996 and 1997. For the fiscal years ended November 30, 1994, 1995 and 1996, PIC reimbursed the Trust $150,321, $175,341, and $189,883 respectively, for the benefit of the Endowment Equity Portfolio and the Diversified Income Portfolio. In addition, for the fiscal year ended November 30, 1996, PIC reimbursed the Trust $123,979 for the benefit of the Emerging Markets Bond Portfolio. PRS reimbursed the Trust $130,944 for the benefit of the Real Estate Securities Portfolio for the fiscal year ended November 30, 1996.

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       As compensation for its services to Portfolios of the Phoenix
Multi-Portfolio Fund, PIC is entitled to a fee based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.45%, 0.75%, 0.75%, 0.75%, 0.50%, and 0.75% for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity, Diversified Income and Emerging Markets Bond Portfolios respectively; for the next $1 billion in assets, 0.40%, 0.70%, 0.70%, 0.70%, 0.45% and 0.70% for those
Portfolios respectively; and for assets over $2 billion, 0.35%, 0.65%, 0.65%, 0.65%, 0.40% and 0.65% for those Portfolios respectively. As compensation for its services to the Real Estate Securities Portfolio of the Trust, PRS is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values as follows: 0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of $2 billion. The amounts payable to PIC and PRS shall be based upon the average of the values of the net assets of the Portfolio at the close of business each day, computed in accordance with the method set forth in the Declaration of Trust. Such amounts shall be prorated among the appropriate Portfolio's in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid. For services to the Trust during the fiscal year ended November 30, 1996, PIC received fees of $5,524,141. For services to Mid Cap, International, Tax-Exempt Bond, Endowment Equity, Diversified Income and Emerging Markets Bond Portfolios during the fiscal year ended November 30, 1996, PIC received gross advisory fees of $3,579,657, $1,071,572, $646,989, $20,860, $27,273 and $177,790. For services to the Real
Estate Securities Portfolio during the fiscal year ended November 30, 1996, PRS received a fee of $168,177.

       The Advisory Agreements provide that the Investment Advisers shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Advisers in the performance of their duties thereunder.

       Each Advisory Agreement continues in force from year to year for the specified Portfolio(s) and any additional Portfolio that may become subject to its terms and conditions provided that, with respect to each such Portfolio, the Advisory Agreement is approved initially by vote of a majority of the outstanding voting securities of such Portfolio and thereafter at least annually either by the Trustees or by vote of a majority of the outstanding voting securities of such Portfolio. In addition, and in either event, the terms of the Advisory Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Advisory Agreements or "interested persons" (as that term is defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically upon their assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the

Trustees, or, as to each Portfolio, by a vote of a majority of the outstanding voting securities of such Portfolio or by the Adviser upon sixty (60) days' written notice to the Trust.

Portfolio Transactions and Brokerage

       In effecting portfolio transactions for all Portfolios of the Trust, each Investment Adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. Each Investment Adviser may cause any Portfolio of the Trust to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to any Portfolio of the Trust or the Investment Advisers are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Trust and may benefit both other Portfolios of the Trust and other clients of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser may benefit one or more Portfolios of the Trust. Where transactions are made in the over-the-counter market, the Investment Adviser will cause all Portfolios of the Trust to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

       The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Advisor shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled.

       The policy of the Trust with respect to brokerage is reviewed by the Trustees annually. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

       For the fiscal years ended November 30, 1994, 1995 and 1996, brokerage commissions paid by the Trust on portfolio transactions totaled $3,707,102, $3,554,069 and $3,113,638 respectively. Brokerage commissions of $2,705,782 were paid during the fiscal year ended November 30, 1996 on transactions aggregating $1,346,058,813 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Trust or an affiliated person of such a person or, to the knowledge of the Trust, to a broker an affiliated person of which was an affiliated person of the Trust, its advisers or its national distributor.

For the fiscal year ended November 30, 1996, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Real Estate Securities, Emerging Markets Bond, Endowment Equity and Diversified Income Portfolios were 27%, 242%, 151%, 24%, 378%, 142%, and 231% respectively. For the fiscal year ended November 30, 1995, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity and Diversified Income Portfolios were 25%, 218%, 236%, 248% and 618% respectively. For the fiscal year ended November 30, 1994, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity and Diversified Income Portfolios were 54%, 227%, 186%, 250% and 124% respectively. The Endowment Equity and Diversified Income, previously known as Endowment Fixed-Income, Portfolios commenced operations on April 1, 1993. The Real Estate Securities Portfolio commenced operations on March 1, 1995. The Emerging Markets Bond Portfolio commenced operations on September 5, 1995.

                                 PROPOSAL NO. 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT PROVIDING FOR CHANGES TO THE FEES
                           TO THE INVESTMENT ADVISER

     At a meeting of the Executive Committee ("Committee") on May 27, 1997, the Committee approved and recommended to the Board of Trustees that it approve an amendment to the Investment Advisory Agreement currently in effect to change the advisory fees payable as follows: 0.55% of the first $1 billion of assets; 0.50% of the next $1 billion, and 0.45% of all assets in excess of $2 billion. At a meeting of the Board of Trustees on May 28, 1997, at which there was present and voting in person a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, the Trustees unanimously approved an amendment to the Investment Advisory Agreement that provides for changes to the fees paid to the Investment Advisor ("Proposed Agreement"). (See Exhibit A). Under the Proposed Agreement, the proposed fees are designed to conform to the fees charged to similar funds by the Investment Advisor or its affiliates and to be consistent with prevailing advisory fees for similar funds in the mutual fund industry. The proposed fees are intended to recognize the higher level and cost of the management effort required by the change of investment objectives, as well as the services performed, the performance results achieved, and the Investment Adviser's net earnings.

         The fee actually paid by the Fund under the current fee structure for the month ending November 30, 1996 was $27,273. Had the new fee structure been in effect the fee would have been $30,000 for the same time period. The percentage difference between the aggregate amount of the investment adviser's fee during the year ended November 30, 1996 had the new fee structure been in effect is 0.05%. The Fund's total operating expense ratios for the fiscal years ended November 30, 1994, 1995 and 1996 were 0.65%, 0.65%, and 0.65%, respectively. If the proposed fees had been in place for the fiscal years ended November 30, 1994, 1995 and 1996, the Fund's total operating expense ratios would have been 0.65%, 0.65%, and 0.65%, respectively. Total Operating Expenses would have been 4.24%, 3.57%, and 2.30% for the fiscal years ended November 30, 1994, 1995 and 1996, respectively, absent any reimbursement.

         The current management fee for the Diversified Income Portfolio is equal to an annual rate of 0.50% of the average of the aggregate daily net asset values of the Fund up to the first $1 billion, 0.45% of such value between $1 billion and $2 billion, and 0.40% of such value in excess of $2 billion.

         Under the proposed Investment Advisory Agreement, the following fees, based on the following annual rates as a percentage of the average aggregate daily net asset values the Fund, would be paid to the Investment Adviser:

-------------------------------- ---------------------------------- -------------------------------------------------
                                                                    PROPOSED RATES
-------------------------------- ---------------------------------- ---------------- --------------- ----------------
                                 ACTUAL RATE BASED                  1ST
FUND                             ON 11/96 AVERAGE ASSET SIZE        $1 BILLION       $1-2            $2+
                                                                                     BILLION         BILLION
-------------------------------- ---------------------------------- ---------------- --------------- ----------------
Diversified                      0.50%                              0.55%            0.50%           0.45%
Income Portfolio
f/k/a Endowment Fixed-Income
-------------------------------- ---------------------------------- ---------------- --------------- ----------------

         The following chart contains actual and pro forma expense information and ratios for the last fiscal year. Pro forma expense ratios indicate what the expense ratios would have been had the proposed fee structure and actual asset sizes applied during the fiscal year.

                                                 ACTUAL TOTAL OPERATING EXPENSE        PRO FORMA TOTAL OPERATING
                                                                                                EXPENSES
Shareholder Transaction Expenses
Maximum Sales Load Imposed on
Purchases (as a percentage of offering                        None                                4.75%
price)
Maximum Sales Load: Dividends                                 None                                None
Deferred Sales Load
Redemption Fees (a)                                           None                                None
Exchange Fee                                                  None                                None

Annual Fund Operating Exp.
(as a %)
Management Fees                                               0.50%                               0.55%
Service Fees                                                  None                                0.25%
Other Operating Expenses
(after reimbursement) (b)                                     0.15%                              (0.15)%
                                                              -----                               ------
Total Operating Expenses                                      0.65%                               0.65%

         (a) The Trustees may, at their option, impose a redemption fee not in excess of 1% of net asset value. They do not presently intend to impose such a redemption charge and shareholders will be given reasonable notice to any change in this intention.

         (b) The Adviser has agreed to reimburse the Trust for the amount by which operating expenses for any fiscal year through November 30, 1997 exceed 0.65% of the Portfolio's average net assets. On a pro forma basis the Adviser would have to relinquish a portion of its management fee to fulfill that commitment. For the fiscal year ending November 30, 1998 the Adviser has agreed to reimburse the Trust for the amount by which operating expenses exceed 1.00% of the Portfolio's average net assets. The actual total operating expense ratio for the fiscal year would have been 2.30% absent reimbursement. The pro forma total operating expense ratio for the fiscal year would have been 2.60% absent reimbursement.

         The Board considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. The Board took note of the fact that the orientation of the fund is sought to be changed, and that changes in fees and expenses were consistent with those changes and comparable to fees charged to similar funds. The Board also reviewed current financial and profitability information of the Adviser and concluded that the proposed fee and expense structure was justified by the costs of operating the fund and the Adviser's entitlement to a fair profit. Finally the Board reviewed and noted the superior performance of the Fund and found that the specific increase in the management fee was fair and appropriate.



Voting Requirements

       The Trustees recommend that the shareholders approve the Proposed Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Fund, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund. The Investment Advisory Agreement shall become effective upon the effectiveness of a post-effective amendment to the Trust's registration statement describing such Investment Advisory Agreement. If the Agreement is not approved by the shareholders of the Fund, the Investment Adviser will continue to serve as investment adviser to such Fund under the terms of the current Advisory Agreement for the period of time pending approval of the Proposed Agreement (not to exceed one hundred and twenty days) or a different investment advisory agreement with the Investment Advisor.

  THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE PROPOSED INVESTMENT
                               ADVISORY AGREEMENT

                                 PROPOSAL NO. 2

                   TO APPROVE A CHANGE IN FUNDAMENTAL POLICIES


Voting Requirements

         Shareholder approval of each of the proposed fundamental investment policies revisions will require the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio voting as a class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy: or (b) more than 50% of the outstanding voting securities of such Portfolio. Upon shareholder approval the investment restrictions will become effective upon the effectiveness of a post-effective amendment to the Trust's registration statement describing such investment restrictions.

         The following will each be voted separately.

                                 PROPOSAL NO. 2A

                   TO APPROVE A CHANGE IN INVESTMENT OBJECTIVE





         Management recommended and the Board of Trustees approved changes in the Diversified Income Portfolio of Phoenix Multi-Portfolio Fund including a change in its investment objective from seeking current income through investment primarily in publicly traded, investment quality debt securities to one that maximizes current income by investing in debt securities. Capital appreciation will remain as a secondary objective. The Fund seeks to achieve its objective by investing principally in four market sectors: (1) debt securities of U.S. companies including lower-rated, high yield securities; (2) mortgage-related securities; (3) debt securities of foreign governments and companies including non-dollar denominated instruments; and (4) U.S. Government securities. To help to achieve the revised objective several other fundamental policies are proposed to be changed, as explained below.


                  THE TRUSTEES RECOMMEND A VOTE "FOR" A CHANGE
                             IN INVESTMENT OBJECTIVE

                                   PROPOSAL 2B

TO APPROVE REVISIONS IN THE RESTRICTIONS ON THE USE OF CALL AND PUT OPTIONS,
                     FUTURES CONTRACTS AND RELATED OPTIONS


         The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contain restrictions on the use of call and put options and futures contracts and related options. Restriction (3) on page 7 of the Trust's Statement of Additional Information currently reads as follows:

         "No Portfolio of the Trust may:

         (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and a Portfolio may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options, provided that the premiums on all outstanding call and put options do not exceed 2% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 2% of its total assets."

         The proposed revision would continue to prohibit the Fund from writing uncovered options and raise the percentage of its assets which may be used for premiums and initial margin for options and futures to 5% of net assets. The Adviser believes that these changes will afford the Fund an opportunity to generate additional income and the ability to hedge against potential declines in the value of portfolio securities or foreign currencies which might otherwise adversely affect the Fund. Investment restriction (3) would be restated as follows:

         "The Fund may not...

         (3) Write uncovered call or unsecured put options on securities. Premiums paid on all call and put options held by the Fund may not exceed 5% of its net assets. Initial margin deposits for financial futures contracts and related options and premiums paid for related options may not exceed 5% of the Fund's net assets."

 THE TRUSTEES RECOMMEND A VOTE "FOR" THE REVISION OF RESTRICTIONS ON THE USE OF
   CALL AND PUT OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS TO INCREASE THE
                       APPLICABLE LIMIT TO 5% NET ASSETS


                                   PROPOSAL 2C

     TO APPROVE THE ELIMINATION OF RESTRICTION (7)(b) ON THE USE OF FUTURES
                              AND RELATED OPTIONS

         Restriction (7)(b) on page 7 of the Trust's Statement of Additional Information currently limits the sum of initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options to 5% of the Portfolio's total assets. Consistent with the Commodity Futures Trading Act ("CFTA") this limitation should be expressed as 5% of the Portfolio's net assets.

         Revision of Restriction (3) on page 7 of the Trust's Statement of Additional Information as proposed in Proposal 2B would correctly state the limitation, in terms of the CFTA, and make Restriction (7)(b) unnecessary.

    THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELIMINATION OF RESTRICTION (7)(b)
               ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS


                                   PROPOSAL 2D

   TO APPROVE THE ELIMINATION OF RESTRICTIONS ON INVESTMENTS IN THE SECURITIES
       OF ANY ISSUER WITH A RECORD OF LESS THAN THREE YEARS OF CONTINUOUS
                                   OPERATIONS

         The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contains a restriction whereby the Fund may not invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations. Specifically, it reads as follows:

                  "No Portfolio of the Trust may...

         (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations."

         The proposed revision would eliminate this investment restriction. The proposed change presents a change in portfolio risk. Smaller companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller company stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid. The Adviser believes that this change in the fundamental policy will afford the Fund an opportunity to generate additional income, consistent with the investment objective of the Fund. Specifically, investment restriction number (12) as set forth on page 8 of the Trust's current Statement of Additional Information would be eliminated in its entirety.

     THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELIMINATION OF RESTRICTIONS ON INVESTMENTS IN THE SECURITIES OF ANY ISSUER WITH A RECORD OF LESS THAN THREE
                          YEARS CONTINUOUS OPERATIONS

                                   PROPOSAL 2E

   TO APPROVE THE INCREASE IN THE LIMITATION ON THE USE OF ILLIQUID SECURITIES
       FROM 10% OF TOTAL ASSETS TO 15% OF NET ASSETS AND TO ELIMINATE THE
              RESTRICTION ON THE PURCHASE OF RESTRICTED SECURITIES

         The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently prohibit purchases of restricted securities and restrict purchases of illiquid securities. The current text of restriction (14) on page 8 of the Trust's Statement of Additional Information is as follows:

         "No Portfolio of the Trust may...

          (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in the aggregate in such securities."

         The revised fundamental investment policy would remove the reference to restricted securities and increase the limitation on illiquid securities from 10% of total assets to 15% of net assets. Furthermore, the revised policy would transfer from current Restriction (8) the treatment of repurchase agreements with maturities greater than seven days. The Adviser believes that the status of a security as "restricted", i.e. not purchased in a public offering, is relevant only in the context of the security's liquidity. While restricted securities generally are illiquid, some, including many of those traded in reliance upon Rule 144A under the Securities Act of 1933, are liquid. In addition, these changes will create a greater opportunity for the Fund to generate additional income. Investment restriction (14) would be revised to read as follows:

         "The Fund may not...

         (13) Purchase securities for which market quotations are not readily available, including but not limited to repurchase agreements having maturities of more than seven days, or which are not deemed liquid pursuant to procedures adopted by the Trustees if as a result of such purchase more than 15% of the Fund's net assets would be invested in the aggregate in such securities."

THE TRUSTEES RECOMMEND A VOTE "FOR" THE INCREASE IN THE LIMITATION ON THE USE OF
    ILLIQUID SECURITIES FROM 10% OF TOTAL ASSETS TO 15% OF NET ASSETS AND TO
       ELIMINATE THE RESTRICTION ON THE PURCHASE OF RESTRICTED SECURITIES

                                   PROPOSAL 2F

              TO ELIMINATE THE LIMITATION ON THE USE OF REPURCHASE
                          AGREEMENTS IN RESTRICTION (8)

         The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contains a restriction on the use of repurchase agreements and illiquid securities within a restriction that generally addresses lending of funds and securities. The current text of restriction (8) on page 7 of the Trust's Statement of Additional Information is as follows:

         "No Portfolio of the Trust may...

         (8) Make loans, except that the Portfolio may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Portfolio's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

         Revision of Restriction (14), as proposed in Proposal 2E, would make inclusion of the repurchase agreement limitation unnecessary in Restriction (8).

                     THE TRUSTEES RECOMMEND A VOTE "FOR" THE
             ELIMINATION OF THE INFORMATION ON THE USE OF REPURCHASE
                         AGREEMENTS IN RESTRICTION (8)

                                 PROPOSAL NO. 3

                  TO APPROVE THE ADOPTION OF A SERVICE FEE PLAN


         Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the adoption and continuation of distribution plans, provides in substance that an open-end investment company, such as the Fund, may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan that contains certain provisions and has been approved by the Fund's Board of Trustees and shareholders. The Trustees of the Fund have approved a Distribution Plan (the "Plan") under which the Distributor will provide services to shareholders, including handling inquiries and maintaining accounts, in exchange for a fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund's shares (the "Service Fee"). A copy of the Distribution Plan is attached as Exhibit B to this Proxy Statement.

Voting Requirements

         Approval of the Plan requires the affirmative vote of (i) 67% or more of the Fund's shares present and entitled to vote at the Meeting, provided more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Background

         Rule 12b-1 Plans enable the Fund to pay distribution expenses and thereby promote the growth of the Fund, which benefits all shareholders. While Diversified Income Portfolio has not previously adopted a

Distribution Plan, Distribution Plans are in force for all classes of all other shares offered by the Phoenix Multi-Portfolio Fund's other Portfolios. Diversified Income Portfolio presently has only one class of shares; its proposed plan is identical to the Distribution Plans for Class A Shares of each of the other Portfolios.

         The Plan shall remain in effect for one year from the date of its adoption and may be continued if approved at least annually by a vote of at least a majority of the Trustees of the Fund as well as a majority of the Disinterested Trustees. This Plan may be amended at any time, provided that (a) the Plan may not be amended to increase materially the amount of the distribution expenses (including the Service Fee) without the approval of at least a majority of the outstanding voting securities (as defined in the Act) of the Class A shares of the Fund and (b) all material amendments to this Plan must be approved by a majority vote of the Trustees of the Fund and of the Disinterested Trustees cast in person at meeting called for the purpose of such vote. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Disinterested Trustees then in office. This Plan may be terminated at any time by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities of the shares of the Fund. In the event this Plan is terminated or otherwise discontinued, no further payments will be made.

Factors Considered by the Board of Trustees and Anticipated Benefits from the Amended Plan

         The Trustees reviewed the terms of the proposed Plan and concluded that adoption of the Plan was in the best interests of the shareholders because the fees payable would encourage additional sales of shares, thereby increasing assets under management and moving the Fund toward various breakpoints in investment management and other agreements using asset-based fees.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ADOPTION
                              OF A SERVICE FEE PLAN

                                  MISCELLANEOUS

       As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before this meeting. However, if any other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                   PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

       The next meeting of shareholders is scheduled to be held in 1998. Proposals by any shareholder of the Trust which are intended to be presented at the meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting on or before July 3, 1998.


                                          By Order of the Board of Trustees,


                                          G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
October 20, 1997

                                                                      EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


        THIS AGREEMENT made effective as of the __ day of _________, 199__ by and between Phoenix Multi-Portfolio Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix Investment Counsel, Inc., a Massachusetts corporation having a place of business located at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

        WITNESSETH THAT:

        1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the Phoenix Strategic Income Fund formerly the Phoenix Diversified Income Portfolio, previously established and designated by the Trustees, (the "Portfolio"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

        2. The Adviser shall furnish continuously an investment program for the Portfolio and shall manage the investment and reinvestment of the assets of each Portfolio, subject at all times to the supervision of the Trustees.

        3. With respect to managing the investment and reinvestment of the Portfolio's assets, the Adviser shall provide, at its own expense:

                (a)     Investment research, advice and supervision;

                (b) An investment program for each Portfolio consistent with its investment objectives;

                (c) Implementation of the investment program for each Portfolio including the purchase and sale of securities;

                (d) Advice and assistance on the general operations of the Trust; and

                (e) Regular reports to the Trustees on the implementation of each Portfolio's investment program.

        4. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

        5. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

                (a) Office facilities, including office space, furniture and equipment;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Portfolio's assets (including those required for research, statistical and investment work);

                (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

                (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

        6. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

        7. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

                (a) Within eight calendar days after the end of each month, the Trust shall pay the Adviser a monthly fee with respect to each Portfolio at the annual rate of 0.55% of the average aggregate daily net asset values of each Portfolio up to $1 billion, 0.50% of the average aggregate daily net asset values of each Portfolio up to $1 billion to 2 billion and 0.45% of the average aggregate daily net asset values in excess of $2 billion. The amounts payable to the Adviser with respect to each Portfolio shall be based upon the average of the values of the net assets of such Portfolio as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

                (b) Compensation shall accrue immediately upon the effective date of this Agreement.

                (c) If there is termination of this Agreement during a month, each Portfolio's fee for that month shall be proportionately computed upon the average of the daily net asset values of such Portfolio for such partial period in such month.

                (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Portfolio (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Portfolio are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within fifteen calendar days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

        8. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

        9. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

         10.      It is understood that:

                (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

                (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

                (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

        11. This Agreement shall become effective with respect to the Portfolio as of the date above (the "Contract Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and shall continue in full force and effect for periods of one year thereafter with respect to each Portfolio so long as (a) such continuance with respect to any such Portfolio is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Portfolio and (b) the terms and any renewal of this Agreement with respect to any such Portfolio have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

        Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Portfolio of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

        12. The Trust may terminate this Agreement with respect to the Trust or to any Portfolio upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Portfolio, by a "vote of the majority of the outstanding voting securities" of such Portfolio. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

        13. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

        14. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

        15. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

        16. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                              PHOENIX MULTI-PORTFOLIO FUND


                                       By:---------------------------------
                                                   Philip R. McLoughlin
                                                   President


                                              PHOENIX INVESTMENT COUNSEL, INC.


                                       By:---------------------------------
                                                   Michael E. Haylon
                                                   President

                                                                      EXHIBIT B

                          PHOENIX MULTI-PORTFOLIO FUND
                                  (the "Fund")

                        CLASS A SHARES DISTRIBUTION PLAN
                             PURSUANT TO RULE 12b-1
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


1.       Introduction

         The Fund and Phoenix Equity Planning Corporation (the "Distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, have entered into a Distribution Agreement pursuant to which the Distributor will act as principal underwriter of each class of shares of the Fund for sale to the permissible purchasers. The Trustees of the Fund have determined to adopt this Distribution Plan (the "Plan"), in accordance with the requirements of Section 12b-1 of the Investment Company Act of 1940, as amended (the "Act") with respect to Class A shares of the Fund and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.

2.       Rule 12b-1 Fees

         The Fund shall pay the Distributor, at the end of each month, an amount on an annual basis equal to 0.25% of the average daily value of the net assets of the Fund's Class A shares, as compensation for providing personal service to shareholders, including assistance in connection with inquiries relating to shareholder accounts, and for maintaining shareholder accounts (the "Service Fee").

         Amounts paid or payable by the Fund under this Plan or any agreement with any person or entity relating to the implementation of this Plan ("related agreement") shall only be used to pay for, or reimburse payment for, the distribution expenditures described in the preceding paragraph and shall, given all surrounding circumstances, represent charges within the range of what would have been negotiated at arm's length as payment for the specific sales or promotional services and activities to be financed hereunder and any related agreement, as determined by the Trustees of the Fund, in the exercise of reasonable business judgment, in light of fiduciary duties under state law and Sections 36(a) and (b) of the Act and based upon appropriate business estimates and projections.

3.       Reports

         At least quarterly in each year this Plan remains in effect, the Fund's Principal Accounting Officer or Treasurer, or such other person authorized to direct the disposition of monies paid or payable by the Fund, shall prepare and furnish to the Trustees of the Fund for their review, and the Trustees shall review, a written report complying with the requirements of Rule 12b-l under the Act regarding the amounts expended under this Plan and the purposes for which such expenditures were made.

4.       Required Approval

         This Plan shall not take effect until it, together with any related agreement, has been approved by a vote of at least a majority of the Fund's Trustees as well as a vote of at least a majority of the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any related agreement (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Plan or any related agreement and this Plan shall not take effect with respect to the Fund until it has been approved by a vote of at least a majority of the outstanding voting Class A shares (as such phrase is defined in the Act).

5.       Term

         This Plan shall remain in effect for one year from the date of its adoption and may be continued thereafter if specifically approved at least annually by a vote of at least a majority of the Trustees of the Fund as well as a majority of the Disinterested Trustees. This Plan may be amended at any time, provided that (a) the Plan may not be amended to increase materially the amount of the distribution expenses provided in Paragraph 2 hereof (including the Service Fee) without the approval of at least a majority of the outstanding voting securities (as defined in the Act) of the Class A shares of the Fund and
(b) all material amendments to this Plan must be approved by a majority vote of the Trustees of the Fund and of the Disinterested Trustees cast in person at a meeting called for the purpose of such vote.

6.       Selection of  Disinterested Trustees

         While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Disinterested Trustees then in office.

7.       Related Agreements

         Any related agreement shall be in writing and shall provide that (a) such agreement shall be subject to termination, without penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Class A shares of the Fund on not more than 60 days' written notice to the other party to the agreement and (b) such agreement shall terminate automatically in the event of its assignment.

8.       Termination

         This Plan may be terminated at any time by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Class A shares of the Fund. In the event this Plan is terminated or otherwise discontinued, no further payments hereunder will be made hereunder.

9.       Records

         The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 3 hereof, and any other information, estimates, projections and other materials that serve as a basis therefor, considered by the Trustees of the Fund, for a period of not less than six years from the date of this Plan, the agreement or report, as the case may be, the first two years in an easily accessible place.

10.      Non-Recourse

         The Fund's Declaration of Trust dated October 15, 1987, a copy of which, together with the amendments thereto ("Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may any resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund but the Fund property only shall be liable.


[Adopted at a duly held meeting of the Board of Trustees on August 27, 1997.]

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

             Proxy for an Adjourned Special Meeting of Shareholders
                                October 30, 1997

                                      PROXY

       The undersigned shareholder of Phoenix Multi-Portfolio Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Adjourned Special Meeting of Shareholders of the Trust to be held on October 30, 1997 at 827 Williams Street, Longmeadow, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND WHICH
                  RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS

|X|    Please mark votes as in this Example.

PROPOSAL 1.
TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT PROVIDING FOR CHANGES TO THE FEES TO THE INVESTMENT ADVISER.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 2A.
TO APPROVE A CHANGE IN INVESTMENT OBJECTIVE.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN


PROPOSAL 2B.
TO APPROVE THE REVISIONS IN THE RESTRICTIONS ON THE USE OF CALL AND PUT OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS TO INCREASE THE APPLICABLE LIMIT TO 5% NET ASSETS.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 2C.
TO APPROVE THE ELIMINATION OF A RESTRICTION ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 2D.
TO APPROVE THE ELIMINATION OF RESTRICTIONS ON INVESTMENTS IN THE SECURITIES OF ANY ISSUER WITH A RECORD OF LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 2E.
TO APPROVE THE INCREASE IN THE LIMITATION ON THE USE OF ILLIQUID SECURITIES FROM 10% OF TOTAL ASSETS TO 15% OF NET ASSETS AND TO ELIMINATE THE RESTRICTION ON THE PURCHASE OF RESTRICTED SECURITIES.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 2F.
TO APPROVE THE ELIMINATION OF THE LIMITATION ON THE USE OF REPURCHASE
AGREEMENTS.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 3.
TO APPROVE THE ADOPTION OF A SERVICE FEE PLAN.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

                                                             -------------------
   Please be sure to sign and date this Proxy.               Date
------------------------------------------------------------ -------------------
--------------------------------------------------------------------------------


   Shareholder sign here                             Co-owner sign here
--------------------------------------------------------------------------------


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting in lieu of the Annual Meeting.


RECORD DATE SHARES:


                                       3